U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report:    August 24, 1999


Commission file number        0-19866
                              -------


                            CELOX LABORATORIES, INC.
                            ------------------------
                     (Exact name of small business issuer as
                            specified in its charter)


         MINNESOTA                                             36-3384240
         ---------                                             ----------
(State or other jurisdiction                              (I. R. S. Employer
of incorporation or organization)                         Identification Number)

1311 HELMO AVENUE, ST. PAUL, MINNESOTA                           55128
----------------------------------------                         -----
(Address of principal executive offices)                       (Zip code)


Issuers telephone number, including area code:    (651) 730-1500

This Form 8-K/A amends the Form 8-K filed by the Company on August 12, 1999.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On August 5, 1999 , the management of Celox Laboratories, Inc. (the "Company") notified Boulay Heutmaker Zibell & Co. P.L.L.P.(BHZ) that they were being dismissed as the Company's independent accountants. On August 6, 1999 the Company engaged Arthur Andersen LLP as the new independent accountants. The Board of Directors of the Company gave informal approval for both of these acts.

         BHZ's reports with respect to the Company's financial statements for the fiscal years ended August 31, 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended August 31, 1997 and 1998 and in the subsequent interim period from September 1, 1998 through August 5, 1999 (date of dismissal) there were no disagreements with BHZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures which if not resolved to the satisfaction of BHZ would have caused BHZ to make reference to the matter in their report.

         During the Company's fiscal years ended August 31, 1997 and 1998, and through the interim period from September 1, 1998 through August 5, 1999 (date of dismissal) no reportable events have occurred (as defined in Securities and Exchange Commission Regulation S-K Item 304 (a) (1) (v) ).

         During the Company's fiscal years ended August 31, 1997 and 1998, and during the interim periods in fiscal 1999 prior to the engagement of Arthur Andersen LLP, there were no consultations between the Company and Arthur Andersen LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered upon the Company's financial statements. No written report or oral advice was given to the Company by Arthur Andersen LLP in such regard.

         The Company has requested that BHZ furnish a letter addressed to the Commission stating whether BHZ agrees with the above statements. A copy of that letter, dated August 16, 1999 is filed with the commission as Exhibit 16 to this Form 8-K/A.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c.)  Exhibits.

         Exhibit 16     Letter from Boulay Heutmaker Zibell & Co. P.L.L.P.

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                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Celox Laboratories, Inc.

August 24, 1999                        By  _/s/ Milo R. Polovina
                                       Milo R. Polovina, CEO